EXHIBIT 32.2
                                                                    ------------


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003)

I, Andrew P. Kaplan, Chief Financial Officer and Executive Vice President, Finance and Administration (principal financial officer) of Audible, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon review of the Quarterly Report on Form 10-Q for the period ended September 30, 2003 of the Registrant (the "Report"):

     (1)  The  Report  fully  complies  with  the  requirements of Section 13(a)
          [15(d)]  of  the  Securities  Exchange  Act  of  1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


   /s/ Andrew P. Kaplan
------------------------------
Name: Andrew P. Kaplan
Date: November ___, 2003


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